Exhibit 99.2

SECOND QUARTER 2025

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. In particular, forward-looking statements about Ally’s outlook, including expectations regarding net interest margin, adjusted other revenue, net-charge offs, non-interest expenses and average earning assets, and other forward-looking statements are based on our current expectations and are subject to various important factors that could cause actual results to differ materially, including general economic conditions, expectations regarding interest rates and inflation, monetary and fiscal policies in the United States and other jurisdictions, the composition of our balance sheet, including with respect to our loan and securities portfolios, the impact of our strategic initiatives, including recent initiatives involving our Credit Card and Mortgage operations, demand for new and used vehicles, demand for auto loans and leases and the impact of escalating tariffs and other trade policies on us, our customers and our strategic partners, and the economic impacts, volatility and uncertainty resulting therefrom.

You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described above and in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”).

Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the document.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Income Statement	4
Consolidated Period-End Balance Sheet Consolidated	5
Average Balance Sheet	6

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	2Q 25	1Q 25	4Q 24	3Q 24	2Q 24	1Q 25	2Q 24
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$2,624	$2,709	$2,833	$2,889	$2,845	$(85)	$(221)
Interest on loans held-for-sale	6	5	2	5	7	1	(1)
Total interest and dividends on investment securities	239	221	233	253	255	18	(16)
Interest-bearing cash	95	98	99	102	88	(3)	7
Other earning assets	9	9	11	9	10	—	(1)
Operating leases	352	351	350	316	333	1	19

Total financing revenue and other interest income	3,325	3,393	3,528	3,574	3,538	(68)	(213)
Interest expense
Interest on deposits	1,329	1,403	1,527	1,616	1,594	(74)	(265)
Interest on short-term borrowings	5	1	3	13	27	4	(22)
Interest on long-term debt	258	271	269	256	244	(13)	14
Interest on other	1	—	—	—	1	1	—

Total interest expense	1,593	1,675	1,799	1,885	1,866	(82)	(273)
Depreciation expense on operating lease assets	216	240	220	169	155	(24)	61

Net financing revenue	$1,516	$1,478	$1,509	$1,520	$1,517	$38	$(1)
Other revenue
Insurance premiums and service revenue earned	359	364	368	359	341	(5)	18
Gain / (loss) on mortgage and automotive loans, net	(4)	1	6	6	6	(5)	(10)
Other gain / (loss) on investments, net	61	(499)	(24)	74	(7)	560	68
Other income, net of losses	150	197	167	176	165	(47)	(15)

Total other revenue	566	63	517	615	505	503	61
Total net revenue	2,082	1,541	2,026	2,135	2,022	541	60
Provision for loan losses	384	191	557	645	457	193	(73)
Noninterest expense
Compensation and benefits expense	430	505	446	435	442	(75)	(12)
Insurance losses and loss adjustment expenses	203	161	116	135	181	42	22
Goodwill impairment	—	305	118	—	—	(305)	—
Other operating expenses	629	663	680	655	663	(34)	(34)

Total noninterest expense	1,262	1,634	1,360	1,225	1,286	(372)	(24)
Pre-tax income (loss) from continuing operations	$436	$(284)	$109	$265	$279	$720	$157
Income tax (benefit) / expense from continuing operations	84	(59)	—	67	60	143	24

Net income (loss) from continuing operations	352	(225)	109	198	219	577	133
Loss from discontinued operations, net of tax	—	—	(1)	—	—	—	—

Net income (loss)	$352	$(225)	$108	$198	$219	$577	$133
Preferred Dividends	28	28	27	27	28	—	—

Net income (loss) available to common shareholders	$324	$(253)	$81	$171	$191	$577	$133

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	2Q 25	1Q 25	4Q 24	3Q 24	2Q 24	1Q 25	2Q 24
Assets
Cash and cash equivalents
Noninterest-bearing	$530	$543	$522	$544	$536	$(13)	$(6)
Interest-bearing	10,062	9,866	9,770	8,072	6,833	196	3,229

Total cash and cash equivalents	10,592	10,409	10,292	8,616	7,369	183	3,223
Investment securities (1)	27,896	27,956	27,627	29,223	28,602	(60)	(706)
Loans held-for-sale, net	185	209	160	306	316	(24)	(131)
Finance receivables and loans, net	133,229	133,485	136,030	137,501	138,783	(256)	(5,554)
Allowance for loan losses	(3,416)	(3,398)	(3,714)	(3,700)	(3,572)	(18)	156

Total finance receivables and loans, net	129,813	130,087	132,316	133,801	135,211	(274)	(5,398)
Investment in operating leases, net	7,992	7,879	7,991	7,967	8,126	113	(134)
Premiums receivable and other insurance assets	2,893	2,806	2,790	2,810	2,806	87	87
Other assets	10,102	11,545	10,660	9,947	9,949	(1,443)	153
Assets of operations held-for-sale (2)	—	2,440	—	—	—	(2,440)	—

Total assets	$189,473	$193,331	$191,836	$192,670	$192,379	$(3,858)	$(2,906)

Liabilities
Deposit liabilities
Noninterest-bearing	$155	$133	$131	$174	$156	$22	$(1)
Interest-bearing	147,711	151,295	151,443	151,776	151,998	(3,584)	(4,287)

Total deposit liabilities	147,866	151,428	151,574	151,950	152,154	(3,562)	(4,288)
Short-term borrowings	3,856	3,339	1,625	1,771	3,122	517	734
Long-term debt	15,876	16,465	17,495	16,807	15,979	(589)	(103)
Interest payable	912	954	890	1,425	1,148	(42)	(236)
Unearned insurance premiums and service revenue	3,627	3,563	3,535	3,534	3,496	64	131
Accrued expense and other liabilities	2,789	3,315	2,814	2,769	2,781	(526)	8
Liabilities of operations held-for-sale	—	35	—	—	—	(35)	—

Total liabilities	$174,926	$179,099	$177,933	$178,256	$178,680	$(4,173)	$(3,754)
Equity
Common stock and paid-in capital (3)	$15,291	$15,248	$15,233	$15,199	$15,176	$43	$115
Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—
Retained earnings (accumulated deficit)	151	(78)	270	284	208	229	(57)
Accumulated other comprehensive loss	(3,219)	(3,262)	(3,924)	(3,393)	(4,009)	43	790

Total equity	14,547	14,232	13,903	14,414	13,699	315	848

Total liabilities and equity	$189,473	$193,331	$191,836	$192,670	$192,379	$(3,858)	$(2,906)

(1)	Includes Held-to-maturity securities.
(2)	Credit Card moved to Assets of Operations Held-For-Sale (HFS) on 03/31/25. Sale of Credit Card closed on 04/01/25.
(3)	Includes Treasury stock.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET(1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	2Q 25	1Q 25	4Q 24	3Q 24	2Q 24	1Q 25	2Q 24
Assets
Interest-bearing cash and cash equivalents	$8,888	$9,345	$8,721	$7,867	$7,276	$(457)	$1,612
Investment securities and other earning assets	28,359	28,435	28,894	29,695	29,233	(76)	(874)
Loans held-for-sale, net	135	166	123	267	220	(31)	(85)
Total finance receivables and loans, net (2) (5)	132,762	135,178	136,636	137,625	138,322	(2,416)	(5,560)
Investment in operating leases, net	7,919	7,955	7,794	8,038	8,417	(36)	(498)

Total interest earning assets	178,063	181,079	182,168	183,492	183,468	(3,016)	(5,405)
Noninterest-bearing cash and cash equivalents	874	279	278	266	360	595	514
Other assets	11,367	12,078	11,772	11,711	11,720	(711)	(353)
Allowance for loan losses	(3,397)	(3,708)	(3,714)	(3,584)	(3,557)	311	160

Total assets	$186,907	$189,728	$190,504	$191,885	$191,991	$(2,821)	$(5,084)

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$143,492	$143,914	$141,868	$141,286	$142,949	$(422)	$543
Other interest-bearing deposit liabilities (3)	4,806	6,581	9,476	10,789	9,316	(1,775)	(4,510)

Total Interest-bearing deposit liabilities	148,298	150,495	151,344	152,075	152,265	(2,197)	(3,967)
Short-term borrowings	475	124	239	994	2,254	351	(1,779)
Long-term debt (4)	16,129	17,245	16,954	16,597	16,367	(1,116)	(238)

Total interest-bearing liabilities (4)	164,902	167,864	168,537	169,666	170,886	(2,962)	(5,984)
Noninterest-bearing deposit liabilities	146	145	158	166	147	1	(1)
Other liabilities	8,966	7,529	7,757	7,619	7,231	1,437	1,735

Total liabilities	$174,014	$175,538	$176,452	$177,451	$178,264	$(1,524)	$(4,250)
Equity
Total equity	$12,893	$14,190	$14,052	$14,434	$13,727	$(1,297)	$(834)

Total liabilities and equity	$186,907	$189,728	$190,504	$191,885	$191,991	$(2,821)	$(5,084)

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits.
(4)	Includes average Core OID balance of $713 million in 2Q25, $729 million in 1Q25, $744 million in 4Q24, $759 million in 3Q24, and $773 million in 2Q24.
(5)

Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of March 31, 2025. The sale of card closed April 1, 2025.

Note: Numbers may not foot due to rounding